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Exhibit 10.44

REGISTRATION RIGHTS AGREEMENT

        AGREEMENT (this "Agreement"), dated as of July 31, 2002, by and among WH HOLDINGS (CAYMAN ISLANDS) LTD. (the "Company"), a Cayman Islands company, WHITNEY V, L.P., a Delaware limited partnership, WHITNEY STRATEGIC PARTNERS V, L.P., a Delaware limited partnership and WH INVESTMENTS LTD., a Cayman Islands company (together, "Whitney V"), and CCG INVESTMENTS (BVI), L.P., a British Virgin Islands limited partnership, CCG ASSOCIATES-QP, LLC, a Delaware limited liability company, CCG ASSOCIATES-AI, LLC, a Delaware limited liability company, CCG INVESTMENT FUND-AI, LP, a Delaware liability partnership, CCG AV, LLC—SERIES C, a Delaware limited liability company and CCG AV, LLC—SERIES E, a Delaware limited liability company (collectively, "Golden Gate Fund" and together with Whitney V, the "Purchasers"), and the other shareholders of the Company who from time to time are signatories to this Agreement (the "Other Shareholders").

WITNESSETH:

        WHEREAS, pursuant to the terms of the Share Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, by and among the Company, Whitney V and Golden Gate Fund, (i) Whitney V will purchase from the Company certain shares (the "Whitney V Shares") of 12% Series A Cumulative Convertible Preferred Shares, $0.001 par value per share, of the Company ("Preferred Shares") and (ii) Golden Gate Fund will purchase from the Company certain Preferred Shares ("Golden Gate Shares").

        WHEREAS, as a condition precedent to the Purchasers consummating the transactions in the Purchase Agreement, the Company is required to duly execute and deliver this Agreement.

        WHEREAS, it is the intention of the Purchasers and the Company that the Other Shareholders who purchase Preferred Shares ("Other Shareholder Shares") shall be entitled to the benefits of this Agreement to the extent set forth herein.

        WHEREAS, the Company and the other parties hereto desire to provide for the circumstances under which the Company will register securities of the Company on behalf of such other parties.

        NOW, THEREFORE, as an inducement to the Purchasers to consummate the transactions contemplated by the Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the Company hereby covenants and agrees with the other parties hereto, and with each subsequent holder of Restricted Securities (as such term is defined herein), as follows:

        SECTION 1.    Definitions.    As used herein, the following terms shall have the following respective meanings:

          "Affiliate" shall mean any Person who or which, directly or indirectly, through one or more intermediaries, controls or is under common control with, any specified person.

          "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

          "Charter" shall mean the Amended and Restated Articles and Memorandum of Association of the Company, as amended, in effect from time to time.

          "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "Common Shares" shall mean, collectively, the shares of Common Shares, $0.001 par value per share, of the Company, and any class or series of Common Shares of the Company authorized after the date hereof, or any other class or series of shares resulting from successive changes or reclassifications of any class or series of Common Shares of the Company.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Golden Gate Shares" shall have the meaning ascribed to such term in the first Whereas clause.

          "Initial Public Offering" shall mean the underwritten public offering by the Company of its common shares pursuant to a registration statement (other than a registration statement relating solely to an employee benefit plan or transaction covered by Rule 145 of the Securities Act) that has been filed under the Securities Act and declared effective by the Commission.

          "Institutional Investors" shall mean Golden Gate Fund, Whitney V and their Affiliates and any other institutional holder of Preferred Shares that is a direct transferee of either Whitney V or Golden Gate Fund or their Affiliates.

          "Other Shareholder Shares" shall have the meaning ascribed to such term in the third Whereas clause.

          "Registration Expenses" shall mean the expenses so described in Section 5 hereof.

          "Restricted Securities" shall mean the Golden Gate Shares, the Whitney V Shares, the Other Shareholder Shares and the Restricted Shares.

          "Restricted Shares" shall mean the shares of Common Shares into which the Whitney V Shares, Golden Gate Shares, Warrant Shares and Other Shareholder Shares are convertible, and any share capital or other securities issued or issuable with respect to such Whitney V Shares, Golden Gate Shares, Warrant Shares, Other Shareholder Shares or Common Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, conversion, consolidation or other reorganization; provided that any Restricted Share will cease to be a Restricted Share upon distribution to any partner or member of any private equity fund or co-investment vehicle of any Purchaser.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean the expenses so described in Section 5 hereof.

          "Threshold Amount" shall mean Institutional Investors holding at least 75% of the Restricted Shares then held by all Institutional Investors.

          "Warrant Shares" shall mean the Preferred Shares issued or issuable upon exercise of the warrants granted in connection with the offering of the Company's Senior Notes.

          "Whitney V Shares" shall have the meaning ascribed to such term in the first Whereas clause.

        SECTION 2.    Required Registration.    (a) At any time a Threshold Amount of Institutional Investors may, by written notice, request that the Company register under the Securities Act all or any portion of the shares of Restricted Shares held by such requesting holders (or which would be held by such requesting holders, upon conversion of the Whitney V Shares or Golden Gate Shares owned by such requesting holders) for sale in the manner specified in such notice; provided, however, that the Company shall not be obligated to register Restricted Shares pursuant to such request: (i) subject to Section 3(a) below, during the period beginning 30 days prior to the filing, and ending on a date 90 days following the effective date, of a registration statement filed by the Company relating to an

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underwritten offering only of the Company's share capital (other than a registration statement for the Company's share capital which does not give rise to incidental registration rights pursuant to Section 3(a) below) provided that the Company is actively employing in good faith its best efforts to cause such registration statement to become effective; or (ii) if counsel to the Company opines in writing to the requesting holders that the filing of such a registration statement would require the disclosure of material non-public information about the Company that the Company is not otherwise required to disclose, the disclosure of which could have a material adverse effect on the business or financial condition of the Company, in which event no such registration statement need be filed until the earlier of the lapse of 60 days from the issuance of the opinion of Company counsel or such information is no longer required to be disclosed, is not material or non-public, or its disclosure would not have a material adverse effect on the business or financial condition of the Company; provided, however, that the Company may not exercise its right under this clause (ii) more than once in any 12-month period. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Shares shall have been entitled to join pursuant to this Section 2 or Section 3 hereof and in which there shall have been effectively registered all shares of Restricted Shares as to which registration shall have been so requested.

        (b)   Promptly following receipt of any notice under this Section 2, the Company shall immediately notify all other Institutional Investors and, in the case of an Initial Public Offering, the Other Shareholders, from whom notice has not been received and shall file and use its best efforts to have declared effective a registration statement under the Securities Act for the public sale, in accordance with the method of disposition specified in such notice from the requesting holders, of the number of shares of Restricted Shares specified in such notice (and in any notices received from other Institutional Investors, or, as the case may be, Other Shareholders, which are holders of Restricted Shares within 20 days after the date of such notice from the Company). If such method of disposition shall be an underwritten public offering, the Threshold Amount of the Institutional Investors may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld. The number of shares of Restricted Shares to be included in such an underwriting may be reduced (pro rata among all holders requesting, under this Section 2, to participate in such registration) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein. With respect to the preceding sentence, if the Company elects to reduce pro rata the amount of Restricted Shares proposed to be offered in the underwriting, for purposes of making any such reduction, each holder of Restricted Shares which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person", and any pro rata reduction with respect to such "person" shall be based upon the aggregate number of shares of Restricted Shares owned by all entities and individuals included as such "person," as defined in this sentence (and the aggregate number so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holders of Restricted Shares may reasonably determine). The Company shall be obligated to register Restricted Shares pursuant to requests made under this Section 2 on two occasions only; provided, however, that as to any such occasion such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Shares specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

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        (c)   The Company shall be entitled to include in any registration statement referred to in this Section 2 for which the method of distribution is an underwritten public offering, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Shares to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Shares to be sold. Except in the case of an Initial Public Offering in Section 2(b), no securities shall be included in any registration statement referred to in this Section 2 without the prior written consent of the holders of a majority in interest of the Institutional Investors' Restricted Shares requested to be included in such registration. Except with respect to registration statements on Form S-8, the Company will not file with the Commission any other registration statement with respect to its Common Shares, whether for its own account or that of other shareholders, from the date of receipt of a notice from requesting holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

        SECTION 3.    Incidental Registration; Form S-3 Registration.    (a) If the Company at any time (other than pursuant to Section 2 hereof, unless the consent required pursuant to Section 2(c) has been obtained) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or another form, which is not available for registering Restricted Shares for sale to the public), each such time it will give prompt written notice to all holders of Restricted Shares of its intention to do so. Upon the written request of any such holder, given within 20 days after the date of any such notice, to register any of its Restricted Shares (which request shall state the intended method of disposition thereof), the Company will cause the Restricted Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Shares so registered; provided, however, that if an Institutional Investor remains a shareholder no holder who is not an Institutional Investor may require the Company to register Restricted Shares owned by such holder unless at least one Institutional Investor has made such request to register any of its Restricted Shares. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Shares. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Shares, such Restricted Shares shall be included in the underwriting on the same terms and conditions as the shares of Common Shares otherwise being sold through underwriters under such registration. The number of shares of Common Shares, including, without limitation Restricted Shares, to be included in such an underwriting may be reduced (pro rata among the requesting holders of Restricted Shares) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that if any shares are to be included in such underwriting for the account of any person other than the Company or any holder of Restricted Shares, the number of shares to be included by any such person shall be reduced first to zero, if necessary, before any Restricted Shares are reduced. With respect to the cutbacks described in the preceding sentence, if the Company elects to reduce pro rata the amount of Restricted Shares proposed to be offered in the underwriting for the accounts of holders of Restricted Shares, for purposes of making any such reduction, each holder of Restricted Shares which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person," and any pro rata reduction with respect to such "person" shall be based upon the aggregate number of shares of Restricted Shares owned by all entities and

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individuals included as such "person", as defined in this sentence (and the aggregate number so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holders of Restricted Shares may reasonably determine).

        (b)   If, at a time when Form S-3 is available for such registration, the Company shall receive from any Institutional Investor or Other Shareholder a written request or requests that the Company effect a registration on Form S-3 of any of such holder's Restricted Shares, the Company will promptly give written notice of the proposed registration to all other holders of Restricted Shares and, as soon as practicable, effect such registration and all such related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Restricted Shares as are specified in such request and any written requests of other holders of Restricted Shares given within 20 days after receipt of such notice. The Company shall not be required to file a registration statement under Form S-3 if it would not be required to file a registration statement under Section 2 hereof pursuant to Section 2(a)(ii). The Company shall have no obligation to effect a registration under this Section 3(b) unless the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $10,000,000. Any registration under this Section 3(b) will not be counted as a registration under Section 2 above.

        SECTION 4.    Registration Procedures.    If and whenever the Company is required by the provisions of Section 2 or 3 hereof to effect the registration of any Restricted Shares under the Securities Act, the Company will, as expeditiously as possible:

          (a)   prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 2 hereof, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective (provided that before filing a registration statement or any amendments or supplements thereto, the Company will furnish to the counsel selected by the Threshold Amount of the Institutional Investors and reasonably acceptable to the holders of a majority of the Restricted Shares covered by such registration statement copies of all such documents and include any comments of such counsel in such document) for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b)   prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 4 (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c)   furnish to each seller and to each underwriter, without charge, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendment or supplement thereto) and such other documents as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Shares covered by such registration statement in accordance with applicable law;

          (d)   use its commercially reasonable best efforts to register or qualify the Restricted Shares covered by such registration statement under the securities or blue sky laws of such United States jurisdictions as the sellers of Restricted Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request in writing and do any and all other acts and things which are reasonably necessary or advisable in the good faith opinion of the Company (in reliance on the advice of counsel) to enable such seller to consummate the disposition in such United States jurisdictions of the Restricted Shares owned by such seller (provided that the

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  Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (ii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction;

          (e)   immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and, at the request of any seller, the Company will promptly prepare a supplement or amendment to such registration statement so that, as thereafter delivered to the purchasers of such Restricted Shares, such registration statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f)    furnish, at the request of any seller, on the date that Restricted Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, (A) stating that such registration statement has become effective under the Securities Act, (B) stating that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (C) stating that the registration statement and the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein), (D) containing a 10b-5 and Section 11 opinion in customary form and (E) and to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, (A) stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and (B) containing "cold comfort" language covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Restricted Shares being sold reasonably request;

          (g)   make available for inspection by the representatives of the holders of a majority of the Restricted Shares being sold, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, public accountants, attorneys and financial advisors to supply all information reasonably requested by or on behalf of any such seller, underwriter, attorney or accountant in connection with such registration statement all during normal business hours and on reasonable prior notice;

          (h)   use its commercially reasonable efforts to cause all such Restricted Securities to be listed on a recognized U.S. stock exchange or traded on a U.S. inter-dealer quotation system and, if similar securities issued by the Company are already so listed, on each securities exchange or inter-

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  dealer quotation system on which similar securities issued by the Company are then listed or traded;

          (i)    provide a transfer agent and registrar for all such Restricted Securities not later than the printing of any preliminary prospectus;

          (j)    assist any underwriter or seller participating in such registration or offering in its marketing efforts with prospective investors by causing the Company's officers, directors and employees to participate in marketing efforts, including "roadshow" presentations in various major national and international centers, in connection with any offering;

          (k)   otherwise use its best efforts to comply with all applicable rules and regulations of the Commission or any other applicable regulatory authority, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 promulgated thereunder;

          (l)    permit any holder, which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included and which material has been approved by the Company, such approval not to be unreasonably withheld or delayed;

          (m)  in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related offering document or suspending the qualification of any Restricted Shares included in such registration statement or offering document for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

          (n)   use its best efforts to cause such Restricted Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Restricted Shares; and

          (o)   take all such other actions as the holders of a majority of Restricted Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Restricted Shares (including, without limitation, effecting a stock split or a combination of shares).

        For purposes of Sections 4(a) and (b) above and of Section 2(c) hereof, the period of distribution of Restricted Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Shares in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Shares covered thereby or nine months after the effective date thereof.

        In connection with each registration hereunder, the selling holders of Restricted Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws.

        In connection with each registration pursuant to Sections 2 and 3 hereof covering an underwritten public offering, the Company agrees to enter into such customary agreements (including underwriting agreements) as the managing underwriter selected in the manner herein provided may request in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature,

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provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof.

        The Company agrees (i) not to effect any public sale or distribution of its share capital or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any registration statement (except as part of such underwritten registration pursuant to the terms hereof or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing such public offering otherwise agree, and (ii) to use its commercially reasonable best efforts to cause each holder of at least 5% (on a fully diluted basis) of its share capital, or any securities convertible into or exchangeable or exercisable for its share capital (other than in a public offering pursuant to the terms hereof) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of any such securities during such period (except as part of such underwritten offering, if otherwise permitted pursuant to the terms hereof), unless the underwriters managing such public offering otherwise agree.

        Notwithstanding anything to the contrary contained in this Agreement, in the event that there is an underwritten public offering of securities of the Company pursuant to a registration statement covering Restricted Shares, except to the extent that: (A) a holder of Restricted Securities has elected to sell his, her or its Restricted Shares to the underwriters of the Company's securities in connection with such offering or (B) the underwriters do not request the following restrictions, such holder shall not (i) offer, hedge, pledge, sell or contract to sell any such Restricted Securities or securities convertible into or exchangeable for Restricted Securities, (ii) sell any option or contract to purchase any Restricted Securities or any securities convertible into or exercisable or exchangeable for Restricted Securities, (iii) purchase any option or contract to sell any Restricted Securities or any securities convertible into or exchangeable or exercisable for Restricted Securities, (iv) grant any option, right or warrant for the sale of any Restricted Securities or any securities convertible into or exercisable or exchangeable for Restricted Securities, or (v) lend or otherwise dispose of or transfer any Restricted Securities or any securities convertible into or exercisable or exchangeable for Restricted Securities during the seven days prior to and during the 180 day period beginning on the effective date of any registration statement; provided, however, that such holder shall, in any event, be entitled to sell its Restricted Securities commencing on the 180th day after the effective date of such registration statement.

        Any holder of Restricted Securities, and their permitted transferees, receiving any written notice from the Company regarding the Company's plans to file a registration statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

        SECTION 5.    Expenses.    All expenses incurred by the Company in complying with Sections 2, 3, 4 and 10 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, fees and expenses in connection with any listing of the Common Shares on a securities exchange or inter-dealer quotation system, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, and the fees and disbursements of the underwriters, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees and expenses of one counsel for the sellers of Restricted Shares, but excluding any Selling Expenses (as defined below), are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Shares are herein called "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 2 or 3 hereof, whether or not such registration becomes effective. All Selling Expenses incurred in connection with any sale of Restricted Shares by any participating seller shall be borne by such participating seller, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

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        SECTION 6.    Indemnification.    In the event of a registration of any of the Restricted Shares under the Securities Act pursuant to Section 2 or 3 hereof, the Company will indemnify and hold harmless each seller of such Restricted Shares thereunder and each underwriter of such Restricted Shares thereunder and their respective officers, directors and employees and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Shares was registered under the Securities Act pursuant to Section 2 or 3, any preliminary prospectus or final prospectus contained therein, any amendment or supplement thereof, any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Restricted Shares, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or any application, filing or other material filed, registered, distributed or otherwise furnished by the Company or with the consent of the Company in connection with the securities laws of any state or political subdivision thereof, including any blue sky application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in such registration statement or prospectus.

        In the event of a registration of any of the Restricted Shares under the Securities Act pursuant to Section 2 or 3 hereof, each seller of such Restricted Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Shares were registered under the Securities Act pursuant to Section 2 or 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities

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sold thereunder, but not to exceed the net proceeds received by such seller from the sale of Restricted Shares covered by such registration statement.

        Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 6. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the other party or parties thereto or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the other party or parties thereto, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

        Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party conflict with the interests of the indemnifying party, or (iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified parties. The indemnifying party shall not (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Shares, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including, without limitation, the failure to give any notice under the third paragraph of this Section 6.

10

The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Restricted Shares, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the sellers of Restricted Shares agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if all of the sellers of Restricted Shares were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Shares shall not be required to contribute any amount in excess of the amount of net proceeds received by each of them from the sale of Restricted Shares covered by such registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 6 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters and the indemnification of the sellers of Restricted Shares in such underwriting shall, at the sellers' request, be modified to conform to such terms and conditions. Upon the reasonable request of any shareholder selling Restricted Shares pursuant to a registration statement or any underwriter of such shares, the Company shall obtain, if reasonably available, an insurance policy covering the risks described above in this Section 6 in an amount and with a deductible reasonably requested by such seller or underwriter and naming such seller, any underwriter of such shares and any person controlling such seller or underwriter as beneficiaries. The costs of obtaining and maintaining any such insurance shall be borne by the Company.

        The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

        SECTION 7.    Changes in Common Shares.    If, and as often as, there are any changes in the Common Shares by way of stock split, stock dividend; combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted by this Agreement shall continue with respect to the Common Shares as so changed.

        SECTION 8.    Other Registration Rights.    Except as provided in this Agreement, the Company will not grant to any person the right to request the Company to register any Common Shares, or any securities convertible or exchangeable into or exercisable for Common Shares, which are superior to or pari passu with the rights granted to the holders of Restricted Shares hereunder, without the prior written consent of the Threshold Amount of the Institutional Investors and the directors designated by the Other Shareholders who are also distributors of the Company (the "Distributor Directors"); provided, however, if at the time there are no Distributor Directors, the prior written consent shall be given by not less than a majority in interest of the Other Shareholders. The consent of the Distributor Directors is given in their capacity as representatives of the distributors not in their capacity as a director of the Company. The Company will not enter into any agreement inconsistent with the terms of this Agreement.

11

        SECTION 9.    Representations and Warranties of the Company.    The Company represents and warrants to each of the other parties hereto as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

          (a)   The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries.

          (b)   This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

        SECTION 10.    Rule 144 Reporting.    The Company agrees with each of the other parties hereto as follows:

          (a)   The Company shall make and keep current public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times after it has become subject to the Exchange Act.

          (b)   The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder at any time after the Company has become subject to such reporting requirements of the Exchange Act.

          (c)   The Company shall furnish to each holder of Restricted Securities within a reasonable time after receipt of a written request therefor: (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as such holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Securities to sell any such securities without registration.

        SECTION 11.    Miscellaneous.    (a) The obligations and rights of the Company and the holders of Restricted Securities under Sections 2 and 3 shall terminate following the closing of an Initial Public Offering (x) as to any holder of Restricted Securities when (i) such holder is no longer an "affiliate" as used in Rule 144 and (ii) such holder is permitted to sell all Restricted Shares then held by him, her or it pursuant to Rule 144(k) and (y) for that number of Restricted Shares which may otherwise be included in a registration statement where the holder thereof is permitted to sell such Restricted Shares pursuant to Rule 144(b).

        (b)   All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Securities shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Securities.

12

        (c)   All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

          (i)    if to the Company:

      WH Holdings (Cayman Islands) Ltd.
      c/o M&C Corporate Services Limited
      P.O. Box 309GT
      Ugland House
      South Church Street
      Georgetown, Grand Cayman
      Cayman Islands
      Telecopier: (345) 949 8080
      Attention: Alasdair Robertson

          (ii)   if to Whitney V:

      Whitney V, L.P.
      177 Broad Street
      Stamford, Connecticut 06901
      Telecopier: (203) 973-1422
      Attention: Daniel J. O'Brien

      with a copy to:

      Chadbourne & Parke LLP
      30 Rockefeller Center
      New York, NY 10112
      Telecopier: (212) 541-5369
      Attention: Thomas C. Meriam

          (iii)  if to Golden Gate Fund:

      c/o Golden Gate Private Equity, Inc.
      One Embarcadero Center
      Suite 3300
      San Francisco, CA 94111

      Telecopier: (415) 627-4501
      Attention: Jesse Rogers

      with a copy to:

      Kirkland & Ellis
      200 East Randolph Drive
      Suite 5800
      Chicago, IL 60601
      Telecopier: (312) 861-2200
      Attention: Gary M. Holihan

          (iv)  if to any Other Shareholder, at the address for such Person in the Company's records.

or to such other address or addresses as shall have been furnished in writing to the other parties hereto. Each party hereto agrees, at all times, to provide the Company with an address for notices hereunder.

13

        All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

        (d)   This agreement shall be governed by, construed in accordance with, and enforced under, the law of the State of New York applicable to agreements or instruments entered into and performed entirely within such State.

        (e)   (i) Each party to this agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address set forth in Section 11(c), such service to become effective ten days after such mailing.

        (ii)   Each of the parties hereto waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance of such rights and obligations. Except as prohibited by law, each of the parties hereto hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (x) certifies that no representative, agent or attorney for a holder of Restricted Securities has represented, expressly or otherwise, that any holder of Restricted Securities would not, in the event of litigation, seek to enforce the foregoing waivers and (y) acknowledges that each holder of Restricted Securities has been induced to enter into this agreement by, among other things, the waivers and certifications contained herein.

        (f)    This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing by the agreement of the Threshold Amount of the Institutional Investors; provided such modification or amendment shall not adversely affect the Other Shareholders without the consent of not less than a majority in interest of the Other Shareholders.

        (g)   Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (h)   The Company (on the one hand) and the holders of Restricted Shares (on the other hand) agree that any amendment to the Federal securities laws and regulations promulgated thereunder (and related registration forms), and related state securities laws shall not affect the substantive registration requirements (and other obligations of the Company) set forth in this Agreement; and, following any such amendment, the Company shall continue to be required to cause the registration of Restricted Shares (and pay all Registration Expenses and provide indemnification) under the Federal securities laws, as amended, in a manner consistent to carry out the intent and purposes of (and on terms as similar as practicable as the terms set forth in) this Agreement.

14

        (i)    If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

15

[Signature Page to Registration Rights Agreement]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

WH HOLDING (CAYMAN ISLANDS) LTD.
By:	/s/ [ILLEGIBLE]
Name:
Title:
WH INVESTMENTS LTD.
By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page to Registration Rights Agreement]

WHITNEY V, L.P.
By:	Whitney Equity Partners V, LLC, Its General Partner
By:	/s/ [ILLEGIBLE]
Name:
A Managing Member
WHITNEY STRATEGIC PARTNERS V, L.P.
By:	Whitney Equity Partners V, LLC, Its General Partner
By:	/s/ [ILLEGIBLE]
Name:
A Managing Member

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG AV, LLC—SERIES C CCG AV, LLC—SERIES E
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:	/s/ JESSE T. ROGERS
Name:	Jesse T. Rogers
Its:	Managing Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG AV, LLC—SERIES C CCG AV, LLC—SERIES E
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ Carol Haul

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
[ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
[ILLEGIBLE]
Personal Property Hawaii Inc.

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ MICHIKO DEJAEGHERE Michiko Dejaeghere

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]
[Illegible] Sales Consulting Establishment Eganesstr. 764 FL-illegible Eschen Liechtenstein

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
Blueline Capital, LLC, a Colorado limited liability company
By:	HealthQuest International Inc. (manager)
	By:	/s/ LESLIE STANFORD Leslie Stanford President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC CCG CI, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

CCG INVESTMENTS (BVI), L.P. CCG ASSOCIATES—QP, LLC CCG ASSOCIATES—AI, LLC CCG INVESTMENT FUND—AI, LP CCG GP FUND, LLC CCG AV, LLC
By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative
By:
Name:
Its:	Managing Director
OTHER SHAREHOLDER
/s/ [ILLEGIBLE]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

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